                                 SCHEDULE 14A
                                (Rule 14A-101)

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Liquid Audio, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [COMPANY LOGO]

                               LIQUID AUDIO, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 1, 2001

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Liquid Audio, Inc., a Delaware corporation, will be held on Friday, June 1, 2001 at 10:00 a.m., local time, at the company's offices at 2403 Broadway, Redwood City, California 94063, for the following purposes:

  1. To elect two (2) Class II directors for a term of three (3) years or until their successors are duly elected and qualified;

  2. To ratify the appointment by our board of directors of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                        By order of the board of directors of
                                         Liquid Audio, Inc.
                                        /s/ Gerald W. Kearby
                                        Gerald W. Kearby
                                        President and Chief Executive Officer

Redwood City, California
April 23, 2001

                             YOUR VOTE IS IMPORTANT

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               LIQUID AUDIO, INC.

                                PROXY STATEMENT

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the board of directors (the "Board") of Liquid Audio, Inc., a Delaware corporation (the "Company" or "Liquid Audio"), for use at our Annual Meeting of Stockholders to be held on Friday, June 1, 2001 at 10:00 a.m., or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Our Annual Meeting will be held at our offices located at Liquid Audio, Inc., 2403 Broadway, Redwood City, California 94063. Our principal executive offices are located at 2221 Broadway, Redwood City, California 94063. Our telephone number at that location is (650) 549-2000.

   These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 2001, including financial statements, were first mailed on or about April 23, 2001 to all stockholders entitled to vote at the Annual Meeting.

   WE SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE ANNUAL REPORT ON FORM 10-K TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO LIQUID AUDIO, INC., 2221 BROADWAY, REDWOOD CITY, CALIFORNIA 94063, ATTN:
SECRETARY.

RECORD DATE; OUTSTANDING SHARES

   Stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the Annual Meeting. We have one series of shares outstanding, designated Common Stock, $0.001 par value. As of April 9, 2001, 22,556,554 shares of our common stock were issued and outstanding. The closing price of our common stock on April 9, 2001, as reported by Nasdaq, was $2.12 per share.

REVOCABILITY OF PROXIES

   Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us or our transfer agent a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

   The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Stockholders are entitled to present proposals for actions at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders that are intended to be presented by such stockholders at our next Annual Meeting of Stockholders to be held in 2002 must be received by us no later than January 15, 2002 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

   Our Bylaws establish an advance notice procedure for proposals to be brought by stockholders before an annual meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must provide timely notice as provided above, and the notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Liquid Audio, Inc., 2221 Broadway, Redwood City, California 94063.

   The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at our 2002 Annual Meeting of stockholders that is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to us in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than January 15, 2002. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at our 2002 Annual Meeting of stockholders.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of our transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote as of April 9, 2001 and present or represented by proxy at the meeting.

   When Proxies are properly dated, executed and returned, the shares represented by such Proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001; and
(iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

   The Inspector will treat shares that are voted "FOR," "AGAINST" or "ABSTAIN" on a matter as being present at the meeting for purposes of establishing a quorum and as shares entitled to vote, or votes cast, at our Annual Meeting with respect to such matter. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore be counted only for purposes of determining the presence or absence of a quorum and will not be considered votes cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

FISCAL YEAR END

   Our fiscal year ends on December 31. Our last fiscal year ended on December 31, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, those securities with the Securities and Exchange Commission (the "SEC") and with Nasdaq. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the us pursuant to Rule 16(a)-(e) and Forms 5 and amendments thereto furnished to us with respect to the last fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were applicable to our officers, directors and 10% stockholders were complied with, except a late filing of a Form 4 by Sanford R. Climan, resulting in one sales transaction not being reported on time and a late filing of a Form 3 by Paul Melnychuck, resulting in his initial holdings not being reported on time.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

   We have a classified board of directors of five members divided into three classes with overlapping three-year terms. Currently the board seat for the Class I director is vacant. Each director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS II DIRECTOR

   Two Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2004. Our board of directors has nominated Silvia Kessel and Ann Winblad for re-election as Class II directors. The proxy holders may not vote the Proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the persons named in the enclosed Proxy will vote proxies received by them for the re-election of Ms. Kessel and Ms. Winblad. We expect that both Ms. Kessel and Ms. Winblad will accept such nomination; however, in the event that either nominee or both are unable to or decline to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee designated by our present board of directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all Proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until such director's term expires in 2004 or until such director's successor has been elected and qualified.

INFORMATION REGARDING NOMINEE AND OTHER DIRECTORS

   Set forth below is certain information regarding the nominees for Class II directors and each of our other directors whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

                                                                     Director
        Name         Age            Principal Occupation              Since
        ----         ---            --------------------             --------
 Class I Director

 VACANT

 Class II Directors

 Silvia Kessel......  49 Executive Vice President, Chief Financial     1998
                         Officer and Treasurer, Metromedia
                         International Group, Inc.

 Ann Winblad........  50 General Partner of Hummer Winblad Venture     1996
                         Partners

 Class III Directors

 Gerald W. Kearby...  53 President and Chief Executive Officer of      1996
                         Liquid Audio, Inc.

 Philip R. Wiser....  34 Senior Vice President of Engineering and      1996
                         Chief Technical Officer of Liquid Audio,
                         Inc.

          NOMINEES FOR CLASS II DIRECTORS FOR A TERM EXPIRING IN 2004

   Ms. Kessel has served as one of our directors since October 1998. Since November 1995, Ms. Kessel has held several positions at Metromedia International Group, Inc., a global communications and media company, including Executive Vice President, Chief Financial Officer and Treasurer. From January 1993 to June 1997, Ms. Kessel was Executive Vice President and a director of Orion Pictures Corporation, a movie production company. Since January 1994, Ms. Kessel has served as Senior Vice President of Metromedia Company, a privately-held partnership. Ms. Kessel has also served as President of Kluge & Company, a privately-held company, for over five years. Ms. Kessel is currently a director and Executive Vice President of Metromedia Fiber Network, Inc., a fiber optic network provider, and Big City Radio, Inc., an owner and operator of radio station combinations in New York City, Chicago and Los Angeles. Ms. Kessel received an M.B.A. in finance from Columbia University.

   Ms. Winblad has served as one of our directors since May 1996. Ms. Winblad has been a general partner of Hummer Winblad Venture Partners, a venture capital investment firm, since 1989. She is a member of the board of trustees of the University of St. Thomas and is an advisor to numerous entrepreneurial groups such as the Software Development Forum and Software Industry Business Practices. Ms. Winblad also serves on the boards of directors of Net Perceptions Inc., a developer and supplier of realtime recommendation technology for the Internet, The Knot, Inc., an Internet-based wedding services company, and several private companies. Ms. Winblad holds a B.S. in mathematics and business administration from the College of Saint Catherine and an M.A. in education with an economics focus from the University of St. Thomas.

             INCUMBENT CLASS I DIRECTOR WHOSE TERM EXPIRES IN 2003

   VACANT

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2002

   Mr. Kearby co-founded Liquid Audio in January 1996. Since January 1996, Mr. Kearby has served as our President and Chief Executive Officer and one of our directors. From June 1995 to December 1995, Mr. Kearby was co-founder and Chief Executive Officer of Integrated Media Systems, a manufacturer of computer-based professional audio equipment. From January 1989 until June 1995, Mr. Kearby served as Vice President of Sales and Marketing at Studer Editech Corporation, a professional audio recording equipment company. Mr. Kearby holds a B.A. in broadcast management and audio engineering from San Francisco State University.

   Mr. Wiser co-founded Liquid Audio in January 1996. Since July 1999, Mr. Wiser has served as our Senior Vice President of Engineering and Chief Technical Officer. From May 1996 to July 1999, Mr. Wiser served as our Vice President of Engineering and from November 1998 to July 1999 as our Chief Technical Officer. Since June 1996, he has also served as one of our directors. From July 1995 to May 1996, Mr. Wiser served as a senior software engineer, directing audio compression work at Chromatic Research, a multimedia semiconductor device company. From October 1994 to July 1995, Mr. Wiser was a senior software engineer and the director of digital signal processing research for Studer Editech Corporation. From June 1994 to October 1994, Mr. Wiser was a software engineer for Sonic Solutions, a developer of digital media tools.
Mr. Wiser holds a B.S. in electrical engineering from the University of Maryland, College Park and an M.S. in electrical engineering from Stanford University.

   There are no family relationships among any of our directors or executive officers.

BOARD MEETINGS AND COMMITTEES

   Our board of directors held a total of five meetings during 2000. During 2000, no director, except for Eric P. Robison who resigned from the board of directors effective as of April 26, 2000, attended fewer than 75% of the meetings of our board of directors or the meetings of committees, if any, upon which such director served. Certain matters approved by our board of directors were approved by unanimous written consent.

   Audit Committee. The audit committee makes recommendations to our board of directors regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by our independent auditors and reviews the accounting principles and auditing practices and procedures to be used for our financial statements. The rules of the National Association of Securities Dealers ("NASD") require audit committees to have at least three members who are "independent," as that term is defined under the NASD listing standards.

   The audit committee of our board of directors currently is composed of Silvia Kessel and Ann Winblad. Ms. Winblad qualifies as independent; Ms Kessel does not so qualify due to the business relationship between Liquid Audio and Muze, Inc., a subsidiary of Kluge & Company, of which Ms. Kessel is President. Since March 2001, we have engaged in a search to identify independent candidates to join our board of directors and audit committee. No such candidates have yet accepted our offer to join the board of directors and audit committee, and the search continues. Our audit committee held a total of five meetings during fiscal 2000. A copy of the audit committee charter is attached to this Proxy Statement as Appendix A.

   Compensation Committee. The compensation committee of our board of directors currently is composed of Silvia Kessel and Ann Winblad. Our compensation committee reviews and recommends the compensation and benefits of all of our executive officers, administers our stock and option plans and establishes and reviews general policies relating to compensation and benefits of our employees. Our compensation committee held a total of one meeting during fiscal 2000.

   Our board of directors does not have a nominating committee or any committee performing such function.

DIRECTOR COMPENSATION

   Our directors currently receive no cash compensation for services provided in that capacity but are reimbursed for certain expenses they incur in connection with their attendance at meetings of our board of directors and its committees. We do not intend to pay cash fees for the services of our board members in the immediate future.

   Until this year, we did not have a policy of providing equity compensation to non-employee directors, although we have historically granted certain non-employee directors stock options in recognition of their service on the board. After reviewing management's recommendations and a third party report that addressed market standards for outside director compensation, the board of directors concluded that we should institute a policy of granting non-employee directors a fully-vested option to purchase 30,000 shares of common stock upon initial election and a fully-vested option to purchase 10,000 shares of common stock on each anniversary of becoming a director during their term of service. In October 2000, we granted Silvia Kessel, Ann Winblad and Sanford R. Climan an option to purchase 10,000 shares of common stock each. Our directors are also eligible to participate in our 1999 Employee Stock Purchase Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   None of the members of our compensation committee is currently or has been, at any time since our formation as a company, one of our officers or employees. None of our executive officers: (i) has served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) has served as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as one of our directors.

REQUIRED VOTE

   If a quorum is present and voting, the two (2) nominees for director receiving the highest number of votes will be elected to our board of directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See "INFORMATION CONCERNING SOLICITATION AND VOTING-- QUORUM; ABSTENTIONS; BROKER NON-VOTES."

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                           THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Our board of directors has selected PricewaterhouseCoopers LLP as our independent auditors to audit our financial statements for our fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has audited our financial statements since 1996. Our board of directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, our board of directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be available at our Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The following is a summary of fees billed to us by PricewaterhouseCoopers LLP during fiscal 2000:

Audit Fees

   Audit fees billed to us by PricewaterhouseCoopers LLP during our 2000 fiscal year for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $122,500.

Financial Information Systems Design and Implementation Fees

   We did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

   Fees billed to us by PricewaterhouseCoopers LLP during our 2000 fiscal year for all other non-audit services rendered, including tax-related services, totaled $69,825.

REQUIRED VOTE

   Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants is not required by our By-Laws or other applicable legal requirement. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our stockholders' best interests. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
    THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR
                 INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                               OTHER INFORMATION

Executive Officers

   In addition to Messrs. Kearby and Wiser, the following persons are our executive officers:

Name                     Age Position
----                     --- --------
Robert G. Flynn.........  46 Senior Vice President of Business Development and Secretary

Richard W. Wingate......  48 Senior Vice President of Content Development and Label Relations

Kevin M. Malone.........  35 Vice President of Business Development, Europe

Mathieu "Charly"
 Prevost................  52 Vice President of Promotions

Andrea Cook Fleming.....  34 Vice President of Corporate Marketing

Leon Rishniw............  35 Vice President of Engineering

Paul W. Melnychuck......  41 Vice President of Sales and Business Development

--------

   Mr. Flynn co-founded Liquid Audio in January 1996. Since July 1999, Mr. Flynn has served as our Senior Vice President of Business Development and Secretary. From January 1996 to July 1999, Mr. Flynn served as our Vice President of Business Development and Secretary. Mr. Flynn also served as our Chief Financial Officer from January 1996 to August 1997 and as one of our directors from January 1996 to June 1996. From March 1987 until November 1995, Mr. Flynn served as a general partner of Entertainment Media Venture Partners I, L.P., an institutional venture capital fund investing in the entertainment, media and communications technology industries. During this time, Mr. Flynn also served on the board of directors of Integrated Media Systems. Mr. Flynn holds a B.A. in English from Stanford University and an M.B.A. from University of California at Los Angeles.

   Mr. Wingate has served as our Senior Vice President of Content Development and Label Relations since November 1999 and as our Vice President of Content Development and Label Relations since August 1998. Mr. Wingate operated his own new media marketing consulting company, Wingate Marketing, from July 1996 until June 1998. From August 1997 to June 1998, Mr. Wingate was also a private music industry consultant. From June 1994 to July 1996, Mr. Wingate was Senior Vice President, Marketing for Arista Records Incorporated, a music recording company. Prior to June 1994, Mr. Wingate held several senior management positions with major music industry record labels, including Polygram, Inc. and Columbia Records. Mr. Wingate holds a B.A. in communications from Brown University.

   Mr. Malone has served as our Vice President of Business Development, Europe since February 2000 and Vice President of Sales from February 1998 to February 2000. From June 1997 to February 1998, Mr. Malone was our Director, International Sales. From May 1993 to June 1997, Mr. Malone held a variety of positions at Silicon Graphics, Inc., a manufacturer of work stations, servers and supercomputing systems, including Manager, Strategic Marketing, Operations Manager, Portugal and International Business Development Manager. Mr. Malone holds a B.S. in business administration from the University of Arizona and an M.B.A. in international business studies from the University of South Carolina.

   Mr. Prevost has served as our Vice President of Promotions since December 1998. From April 1996 to November 1998, Mr. Prevost was Vice President, Retail at The Album Network, a media company trade journal. Prior to April 1996, Mr. Prevost was president of his own company, the Charly Prevost Company, a multimedia management company. Mr. Prevost has also held several senior management positions within the music recording industry, including president of Island Records.

   Ms. Fleming has served as our Vice President of Corporate Marketing since June 1999. From February 1999 to June 1999, Ms. Fleming was our Director of Corporate Marketing. From December 1995 to February 1999, Ms. Fleming served as Public Relations Director at Netscape Communications Corporation, an Internet services provider. From June 1994 to December 1995, Ms. Fleming was a Corporate Public Relations Manager for Microsoft Corporation, a software company. Ms. Fleming holds a B.A. in English from Stanford University.

   Mr. Rishniw has served as our Vice President of Engineering since October 1999. He was originally employed by us as a software engineer in August 1996, became one of our Development Managers in January 1997 and Director of Engineering in November 1998. From May 1995 until August 1996, Mr. Rishniw served as a senior software engineer for Studer Editech, a professional audio recording equipment company. From August 1994 until May 1995, Mr. Rishniw served as a software engineer for Signal Stream Technology, a medical imaging technology provider. Mr. Rishniw holds a B.S. in engineering from Melbourne Institute of Technology.

   Mr. Melnychuck has served as our Vice President of Sales and Business Development since February 2000. From April 1998 to February 2000, Mr. Melnychuck served as a Director of Corporate Marketing and Communications at Digidesign, a manufacturer of digital audio workstations and a division of Avid Technology, Inc.. From May 1981 to April 1998, Mr. Melnychuck held a variety of positions with Eastman Kodak Company, an imaging company, including Senior Vice President and General Manager of Kodak Recording Products, a division of FPC Inc., a Kodak Company, from January 1996 to April 1998 and other sales, marketing, product development, manufacturing and research positions in prior years. Mr. Melnychuck holds a B.S. in Chemistry and a M.S. in Imaging Science from Rochester Institute of Technology, and a M.S. in electrical engineering from National Technological University.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table presents information with respect to beneficial ownership of our common stock as of April 9, 2001 by:

  . each person known by us who beneficially owns more than 5% of the common stock;

  . each of our executive officers;

  . each of our directors and nominees for director; and

  . all executive officers and directors as a group.

   Except as otherwise noted, the address of each 5% stockholder listed in the table is c/o Liquid Audio, Inc., 2221 Broadway, Redwood City, CA 94063. The table includes all shares of common stock issuable within 60 days of April 9, 2001 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to all shares of common stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of common stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 22,556,554 shares of common stock outstanding as of April 9, 2001, together with applicable options for that stockholder. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

                                                                  Shares
                                                               Beneficially
                                                                   Owned
                                                             -----------------
Name of Beneficial Owner                                      Number   Percent
------------------------                                     --------- -------
Intel Corporation........................................... 2,515,708  11.2
 2200 Mission College Boulevard
 Santa Clara, CA 95052

Gerald W. Kearby(1).........................................   862,850   3.8

Philip R. Wiser(2)..........................................   622,874   2.8

Robert G. Flynn(3)..........................................   700,000   3.1

Kevin M. Malone(4)..........................................    81,869     *

Richard W. Wingate(5).......................................   143,250     *

Andrea Cook Fleming(6)......................................    89,369     *

Leon Rishniw(7).............................................    86,933     *

Mathieu Prevost(8)..........................................    66,868     *

Paul Melnychuck(9)..........................................    38,002     *

Ann Winblad(10).............................................   350,738   1.6

Silvia Kessel(11)...........................................   890,978   3.9

All executive officers and directors as a group (11
 persons)(12)............................................... 3,933,731  17.1

--------
 (1) Includes 31,250 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 9, 2001.
 (2) Includes 25,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 9, 2001.
 (3) Includes 25,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.

 (4) Includes 45,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.
 (5) Includes 95,917 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 9, 2001.
 (6) Includes 57,433 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.
 (7) Includes 85,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.
 (8) Consists of 66,868 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.
 (9) Consists of 38,002 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.
(10) Includes 80,943 shares of common stock owned by Hummer Winblad Venture Partners II, L.P., 488 shares of common stock owned by Hummer Winblad Technology Fund II, L.P. (collectively, the "Hummer Winblad Funds") and 10,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001. Ann Winblad is a general partner of Hummer Winblad Equity Partners II, L.P. ("HWII"), the general partner of each of the Hummer Winblad Funds. Consequently, Ms. Winblad may be deemed to beneficially own all of the shares held by the Hummer Winblad Funds. Ms. Winblad disclaims beneficial ownership of such shares, except to the extent of her respective pecuniary interest therein.
(11) Includes 879,478 shares of common stock owned by Metromedia Company and 10,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001. Ms. Kessel, one of our directors, is Senior Vice President of Metromedia Company. Ms. Kessel disclaims beneficial ownership of shares held by Metromedia Company. Ms. Kessel holds 1,500 shares of common stock in her own name.
(12) Includes 489,470 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2001.

* Does not exceed 1%.

                             EXECUTIVE COMPENSATION

   The following table sets forth the total compensation received for services rendered to us for the years ended December 31, 2000, 1999 and 1998 by our Chief Executive Officer and our four other most highly compensated executive officers who received salary and bonus in 2000 in excess of $100,000 (Named Executive Officers).

                                                  Annual Compensation
                                         --------------------------------------
                                                                 Other Annual
      Name and Principal Position        Year  Salary   Bonus   Compensation(1)
      ---------------------------        ---- -------- -------- ---------------
Gerald W. Kearby,....................... 2000 $216,963 $105,685     $2,000
 President and Chief Executive Officer   1999  167,692  100,000        --
                                         1998  158,077   45,000        --

Robert G. Flynn,........................ 2000  161,053   73,520      4,433
 Senior Vice President of Business       1999  136,154   75,000        --
 Development                             1998  118,077   26,250        --

Philip R. Wiser,........................ 2000  161,307   78,115      2,000
 Senior Vice President of Engineering    1999  136,154   75,000        --
 and                                     1998  118,077   26,250        --
 Chief Technical Officer

Leon Rishniw,........................... 2000  144,445   71,223      2,000
 Vice President of Engineering           1999  114,615   17,500        --
                                         1998   87,830    4,000        --

Richard W. Wingate,..................... 2000  293,255   86,900      2,000
 Senior Vice President of Content        1999  179,099   75,000        --
 Development                             1998   74,020      --         --
 and Label Relations

Gary J. Iwatani,........................ 2000  148,130      --       2,000
 Senior Vice President and Chief         1999  136,154   75,000        --
 Financial Officer                       1998  126,930   26,250        --
 (resigned October 2000)

--------
(1) Amounts represent matching contributions to our 401(k) savings plan, and for Robert G. Flynn, also include reimbursement of relocation costs.

   We granted stock options to certain Named Executive Officers during 2000. We have never granted any stock appreciation rights.

Option Grants in Last Fiscal Year

   The following table provides information relating to stock options awarded to each of the Named Executive Officers and Non-employee Directors during the year ended December 31, 2000. All such options were awarded under our 1996 Equity Incentive Plan.

                                                                              Potential
                                       Individual Grants                 Realizable Value at
                          ----------------------------------------------   Assumed Annual
                          Number of     Percent of                         Rates of Stock
                          Securities   Total Options                     Price Appreciation
                          Underlying      Granted                        for Options Term(4)
                           Options       in Fiscal   Exercise Expiration -------------------
      Name                Granted(1)      2000(2)    Price(3)    Date       5%        10%
      ----                ----------   ------------- -------- ---------- -------- ----------
Gerald W. Kearby........   125,000          5.4%      $ 6.50    6/1/10   $510,977 $1,294,916
Robert G. Flynn.........   100,000          4.3         6.50    6/1/10    408,782  1,035,933
Philip R. Wiser.........   100,000          4.3         6.50    6/1/10    408,782  1,035,933
Richard W. Wingate......    20,000(5)       0.9        11.38   4/26/10    143,074    362,576
Richard W. Wingate......    89,000          3.9         6.50    6/1/10    363,816    921,980
Leon Rishniw............    18,780          0.8        11.38   4/26/10    134,346    340,459
Leon Rishniw............    45,000          1.9         6.50    9/1/10    183,952    466,170
Gary J. Iwatani.........       --           --           --        --         --         --
Silvia Kessel...........    10,000          0.4         4.50   10/2/10     28,300     71,718
Ann Winblad.............    10,000          0.4         4.50   10/2/10     28,300     71,718
Sanford R. Climan
 (resigned March 2001)..    10,000          0.4         4.50   10/2/10     28,300     71,718

--------
(1) Options were granted under our 1996 Equity Incentive Plan and generally vest over four years from the date of grant.
(2) Based on an aggregate of 2,309,500 options granted by us in the year ended December 31, 2000 to our employees, directors and consultants, including the Named Executive Officers.
(3) Options were granted at an exercise price equal to the fair market value per share of common stock on the grant date, as determined by our board of directors according to the provisions of the 1996 Equity Incentive Plan.
(4) The potential realizable value is calculated based on the term of the option at its time of grant, or 10 years. In accordance with the rules of the Securities and Exchange Commission, the following table also sets forth the potential realizable value over the term of the options, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10% compounded annually. These amounts do not represent our estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the common stock.
(5) This option grant was fully vested on the date of grant.

Fiscal Year End Option Values

   The following table provides summary information concerning stock options held as of December 31, 2000 by each of the Named Executive Officers and Non-employee Directors. Two officers exercised options in 2000.

                                                    Number of Securities
                                                   Underlying Unexercised    Value of Unexercised In-
                                                   Options at Fiscal Year-     the-Money Options at
                           Shares                            End                Fiscal Year-End(1)
                         Acquired on    Value     -------------------------- --------------------------
      Name                Exercise   Realized ($) Exercisable  Unexercisable Exercisable  Unexercisable
      ----               ----------- ------------ -----------  ------------- -----------  -------------
Gerald W. Kearby........      --       $    --         --         125,000      $   --         $ --
Robert G. Flynn.........      --            --         --         100,000          --           --
Philip R. Wiser.........      --            --         --         100,000          --           --
Richard W. Wingate......   34,833       296,415     73,667         89,000       30,459          --
Leon Rishniw............      --            --      55,477         58,303       19,250          --
Gary J. Iwatani.........   88,750       745,145     81,250(2)         --        74,036(2)       --
Silvia Kessel...........      --            --      10,000            --           --           --
Ann Winblad.............      --            --      10,000            --           --           --
Sanford R. Climan.......      --            --      10,000            --           --           --

--------
(1) The value of unexercised in-the-money options at fiscal year-end is based on a price per share of $2.5625 less the exercise price.
(2) These stock options expired on January 1, 2001. None of these options were exercised from December 31, 2000 through the expiration date.

Change of Control Arrangements

   The compensation committee of our board of directors has approved a plan that provides that in the event of a change of control of Liquid Audio, the stock options of each of our executive officers will immediately vest the greater of one year or 25% of all of their outstanding or unvested stock options. Executive officers qualifying under this plan include Gerald W. Kearby and Philip W. Wiser; the executive officers listed under "Other Information-- Executive Officers," and, H. Thomas Blanco (Vice President of Human Resources), Matthew Smith (Vice President of Product Marketing) and Paul Stark (Vice President of Music Services). For purposes of this plan, a change of control is defined as an event at which either (1) we enter into an agreement to dispose of all or substantially all of our assets; or (2) our stockholders dispose of 50% or more of our outstanding common stock.

                              CERTAIN TRANSACTIONS

   Since our inception in January 1996, we have never been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have an interest, other than as described under "Security Ownership of Certain Beneficial Owners and Management" and the transactions described below.

   Gerald W. Kearby, Philip R. Wiser and Robert G. Flynn, all current executive officers, were involved in our founding and organization and may be considered as our promoters. Following our inception in January 1996, we issued 937,500 shares of common stock to Mr. Kearby, 843,750 shares of common stock to Mr. Wiser and 750,000 shares of common stock to Mr. Flynn. Mr. Kearby, Mr. Wiser and Mr. Flynn each contributed a nominal amount of capital for our initial capitalization.

   From May to July 1996, we sold an aggregate of 3,049,989 shares of Series A preferred stock to certain investors at a purchase price of $0.656 per share. In May 1997, we sold an aggregate of 3,186,888 shares of Series B preferred stock to certain investors at a purchase price of $1.96 per share. In July and September 1998, we sold an aggregate of 3,507,322 shares of Series C preferred stock to certain investors at a purchase price of $6.14 per share. The shares of Series A, Series B and Series C preferred stock automatically converted into 9,744,199 shares of common stock upon the closing of our initial public offering.

   The investors in the preferred stock included the following entities, which are 5% stockholders or are affiliated with our directors:

                                                  Shares of Shares of Shares of
                                                  Series A  Series B  Series C
                                                  Preferred Preferred Preferred
                    Investor                        Stock     Stock     Stock
                    --------                      --------- --------- ---------
Entities Affiliated with Directors:
  Entities affiliated with Ann Winblad(1)........ 1,829,272  788,928     81,431
    (Entities affiliated with Hummer Winblad
     Venture Partners)(2)
  Entity affiliated with Silvia Kessel(1)........       --       --     977,198
    (Metromedia Company)
Other 5% Stockholders:
  Intel Corporation..............................   763,398  612,245  1,140,065

--------
(1) Ann Winblad and Silvia Kessel are each members of our board of directors. Ms. Winblad is a general partner of Hummer Winblad Venture Partners. Ms. Kessel is a Senior Vice President of Metromedia Company.
(2) Hummer Winblad Venture Partners II, L.P. purchased 1,756,098 shares of Series A preferred stock, 757,370 shares of Series B preferred stock and 80,943 shares of Series C preferred stock. Hummer Winblad Technology Fund II, L.P. purchased 62,198 shares of Series A preferred stock and 26,825 shares of Series B preferred stock. Hummer Winblad Technology Fund II, L.P. purchased 10,976 shares of Series A preferred stock, 4,733 shares of Series B preferred stock and 488 shares of Series C preferred stock.

   In the past, we have granted options to our executive officers and directors. We intend to grant options to our officers and directors in the future. See "PROPOSAL ONE--DIRECTOR COMPENSATION" and "EXECUTIVE COMPENSATION-- Option Grants in Last Fiscal Year."

   We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.

   All of our securities referenced above were purchased or sold at prices equal to the fair market value of such securities, as determined by our board of directors, on the date of issuance.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The compensation committee of the board of directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The compensation committee is currently composed of independent, non-employee directors who, except as disclosed under "Compensation Committee Interlocks and Insider Participation," have no interlocking relationships as defined by the Securities and Exchange Commission.

   The compensation committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (each, an "Executive Officer" and collectively, the "Executive Officers"), should be influenced by the Company's performance. The compensation committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) the Company's financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility; (iii) the salaries and bonuses of Executive Officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation.

   At a meeting on July 5, 2000, the compensation committee reviewed management's recommendations and a third party report on Executive Officer compensation that concluded that the Company was at risk due to discrepancies between the compensation paid to some of its management team and the market rate of compensation paid to similarly-situated executives. On the basis of that report, the compensation committee approved increases to the base and incentive bonus compensation of many of the Company's Executive Officers. These increases were made effective as of June 1, 2000. The committee believes that, with these increases in place, the Company's Executive Officer salaries and bonuses in 2000 were comparable to the industry standard for similarly-sized businesses.

   In addition to salary and bonus, the compensation committee, from time to time, grants options to Executive Officers. The compensation committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the compensation committee believes that options motivate Executive Officers to manage the Company in a manner that will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability. Also on the basis of management's recommendations and the aforementioned third party report, the compensation committee approved a plan that provides that in the event of a Change of Control of the Company, the stock options of each Executive Officer will immediately vest the greater of one year or 25% of the Executive Officer's outstanding or unvested stock options.

                                          Compensation Committee of the Board
                                           of Directors

                                          Silvia Kessel
                                          Ann Winblad

   THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

   The audit committee consists of Ms. Kessel and Ms. Winblad, each of whom is a member of our board of directors. Ms. Winblad qualifies as "independent" as defined under the National Associations of Securities Dealers' listing standards. Ms. Kessel does not so qualify due to the business relationship between Liquid Audio and Muze, Inc., a subsidiary of Kluge & Company, of which Ms. Kessel is President. Since March 2001, we have engaged in a search to identify independent candidates to join our board of directors and audit committee. No such candidates have yet accepted our offer to join the board of directors and audit committee, and the search continues. The audit committee operates under a written charter adopted by our board of directors, which is included in this Proxy Statement as Appendix A.

   The primary function of the audit committee is to provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to our financial statements and financial reporting process, the systems of internal and accounting control, the internal audit function (if any), the annual independent audit of our financial statements and the legal compliance and ethics programs as established by management and the board of directors. The audit committee's primary duties and responsibilities are to:

  . oversee our financial reporting process on behalf of the board of directors and report the results of their activities to the board of directors;

  . investigate any matter brought to the audit committee's attention, including the power to retain outside counsel or other experts;

  . evaluate the audit efforts of our independent accountants and internal audit function, if any;

  . review and discuss our interim financial statements with the management team and the independent accountants prior to release to public of quarterly results;

  . discuss with the management team, independent accountants and internal auditors, if any, the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risk, and legal and ethical programs;

  . maintain free and open communications between the audit committee, the independent auditors, the internal auditors, if any, and the management team; and

  . review and discuss our audited financial statements and Management's
    Discussion and Analysis in our Annual Report on Form 10-K with the management team and the independent accountants prior to release to public.

   The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000 with the management team. The audit committee has discussed with PricewaterhouseCoopers LLP, our independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The audit committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed the independence of PricewaterhouseCoopers LLP with them.

   Based on the audit committee's review and discussions noted above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

                                          Audit Committee of the Board of
                                           Directors

                                          Silvia Kessel
                                          Ann Winblad

   THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                               PERFORMANCE GRAPH

   The following graph compares the cumulative total return to stockholders on our common stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and a group of peer issuers selected in good faith and comprised of Emusic.com, Inc. (EMUS), Intertrust Technologies Corporation (ITRU), Launch Media, Inc. (LAUN), MP3.com, (MPPP), Musicmaker.com, Inc. (HITS), Preview Systems, Inc. (PRVW) and RealNetworks, Inc. (RNWK). The graph assumes that $100 was invested on July 9, 1999, the date of our initial public offering, in our common stock, the Nasdaq Stock Market Index-U.S. and the peer group, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF 18 MONTH CUMULATIVE TOTAL RETURN*
   AMONG LIQUID AUDIO, THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
--------
* $100 invested on July 9, 1999 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

Company/Index               7/9/99  9/99  12/99   3/00   6/00   9/00  12/00
-------------               ------ ------ ------ ------ ------ ------ -----
Liquid Audio                100.00 246.67 175.00  88.33  63.13  30.00 17.09
Peer Group                  100.00 105.42 110.57  91.69  66.59  47.17 11.94
Nasdaq Stock Market (U.S.)  100.00  98.42 145.46 163.25 141.93 130.60 87.52

   THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                 OTHER MATTERS

   The board of directors does not know of any other matters to be presented at our Annual Meeting. If any other matters properly come before our Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend.

   It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Redwood City, California
April 23, 2001

                                                                      Appendix A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                               LIQUID AUDIO, INC.

PURPOSE:

   The purpose of the Audit Committee of the Board of Directors of Liquid Audio, Inc. (the "Company") shall be:

  . to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  . to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  . to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  . to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

   The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

   The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

  1 Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

  2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

   The responsibilities of the Audit Committee shall include:

  . Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  . Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

  . Reviewing fee arrangements with the independent auditors;

  . Reviewing the independent auditors' proposed audit scope, approach and independence;

  . Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  . Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  . Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  . Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  . Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  . Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of
    Schedule 14A;

  . Reviewing the Audit Committee's own structure, processes and membership requirements; and

  . Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

   The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

   The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

   The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

   Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

PROXY                                                          PROXY

                                   Appendix B

                               LIQUID AUDIO, INC.

                  Annual Meeting of Stockholders--June 1, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               LIQUID AUDIO, INC.

  The undersigned stockholder of Liquid Audio, Inc., a Delaware corporation, acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 23, 2001, and the 2000 Annual Report to Stockholders, and appoints Gerald W. Kearby and Robert G. Flynn, or either of them, as the proxies and attorneys-in-fact, with full power to each of substitution on behalf and in the name of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2001 Annual Meeting of Stockholders of the company to be held on Friday, June 1, 2001 at 10:00 a.m. (local time) at the offices of Liquid Audio, Inc., 2403 Broadway, Redwood City, California 94063, and any adjournment thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
          THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  (Continue and to be signed on reverse side.)

                               LIQUID AUDIO, INC.
    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

 1. The election of the following person as Class II director of Liquid Audio, Inc. to serve for a term of three years and until her successor shall be duly elected and qualified

  --Nominee:      [_] FOR           [_] WITHHOLD
    Silvia
    Kessel
  --Nominee:
    Ann
    Winblad

 2.  To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for Liquid Audio, Inc. for the fiscal year ending December 31,
     2001.
                  [_] FOR           [_] AGAINST       [_] ABSTAIN

 3. To vote or otherwise represent the shares on any other business which may properly come before the meeting or any adjournment thereof, according to their discretion and in their discretion.

                  [_] FOR           [_] AGAINST       [_] ABSTAIN
  The shares represented by this Proxy will be voted in accordance with the specification made. If no specification is made, the shares represented by this Proxy will be voted for each of the above persons and proposals, and for or against such other matters as may properly come before the meeting as the Proxy holders deem advisable.
                                                  Dated:                  , 2001
   Signature(s)
   (Title, if appropriate)
  Sign exactly as your name(s) appear on the stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing, if stock is registered in two names, both should sign.
  I plan to attend the meeting: Yes      No